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                                                                EXHIBIT 10.05(b)
                                                                ----------------
                              AMENDMENT NO. 1 TO

                         REGISTRATION RIGHTS AGREEMENT

           THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (the "Amendment") is made and entered into as of the 6th day of November, 1996, by and between OCCUPATIONAL HEALTH + REHABILITATION INC, a Delaware corporation (the "Company") and Argosy Health, L.P., a Pennsylvania limited partnership (the "Holder"), pursuant to the terms of that certain Registration Rights Agreement dated as of September 11, 1996 (the "Original Agreement") by and between the Company and the Holder. All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement.

                                  WITNESSETH

           WHEREAS, the Company and the Holder entered into the Original Agreement; and

           WHEREAS, simultaneously with the execution of this Amendment, in connection with and as a condition to the Company's sale of its Series A Convertible Preferred Stock, the Company will enter into that certain Registration Rights Agreement dated as of the date hereof (the "Investor Rights Agreement") with certain investors of the Company listed on Schedule A thereto; and

           WHEREAS, the Investor Rights Agreement includes certain provisions relating to underwriter cutbacks which are inconsistent with the Original Agreement and provides certain additional rights to holders with Rule 144 rights; and

           WHEREAS, the Holder holds at least two-thirds of the aggregate number of outstanding shares of Restricted Stock held by the Holders or their permitted successors and assigns; and

           WHEREAS, the Company and the Holder desire to amend the Original Agreement pursuant to Section 10(d) thereof in order to improve the consistency among the registration rights granted by the Company;

           NOW THEREFORE, the Original Agreement is hereby amended as follows, effective as of the date and year first above written:
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1.        The last sentence of Section 4 of the Original Agreement entitled
"Incidental Registration" is hereby deleted in its entirety and the following substituted in lieu thereof:

           In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company or the requesting party therein or that such reduction is otherwise advisable, provided, however, that after any shares to be sold by selling holders that do not have contractual rights to have shares included in such registration have been excluded, shares to be sold by the Holders shall be excluded in such manner that the shares to be excluded shall first be the shares of selling Holders and other requesting holders who, in each case, are not affiliates (as defined in Rule 144 of the Securities Act) of the Company (the "Affiliate Holders") and whose shares are then saleable under Rule 144(e) or Rule 144(k) under the Securities Act and then pro rata among them, and if further reduction is necessary, shall next be pro rata among the remaining shares of the selling Holders and other requesting holders who are Affiliate Holders or whose shares are not then saleable under Rule 144(e) or Rule 144(k), unless such registration is pursuant to the exercise of a demand right of another security holder, in which event such security holder shall be entitled to include all shares it desires to have so included before any shares of Restricted Stock or shares of any other holder are included therein and provided, however, that notwithstanding anything in this Agreement to the contrary, in respect of the first underwritten public offering following the date of the Investor Rights Agreement, no reduction shall reduce the number of shares which may be sold by requesting holders who are parties to the Investor Rights Agreement to less than 25% of the shares to be sold in such offering.

2. The last paragraph of Section 9 of the Original Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     The Company shall not be required to effect a registration pursuant to Section 4 hereof for any Holder desiring to participate in such registration who (a) may then dispose of all of its shares of Restricted Stock pursuant to Rule 144 within the three-month period following such proposed registration; and (b) holds less than 1% of the outstanding capital stock of the Company (on a common stock-equivalent basis) at the time of such registration.

3. The term "Agreement" as used in the Original Agreement shall mean the Original Agreement, as amended by this Amendment.

4. As so amended by this Amendment, the Original Agreement shall remain in full force and effect.

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           IN WITNESS WHEREOF, each party hereto has caused this Amendment to be signed in counterpart or otherwise by its duly authorized officer or partner, as the case may be, as of the date and year first written above.

                                 COMPANY:

                                 OCCUPATIONAL HEALTH +
                                   REHABILITATION INC

                                 By:
                                    -----------------------------------
                                     John C. Garbarino
                                     Its President and Chief Executive Officer

                                 HOLDER:

                                 ARGOSY HEALTH, L.P.

                                 By: Gwynedd Partners, Inc.

                                     By:
                                        --------------------------------
                                        Name:
                                             ---------------------------
                                        Title:  Its President

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